UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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UnitedHealth Group Incorporated
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on June 3, 2019. UNITEDHEALTH GROUP INCORPORATED You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com, scan the QR Barcode on the reverse side, or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. UNITEDHEALTH GROUP INCORPORATED 9900 BREN ROAD EAST MINNETONKA, MN 55343 proxy materials and voting instructions. E61296-P19286 See the reverse side of this notice to obtain Meeting Information Meeting Type:Annual Meeting For holders as of:April 9, 2019 Date: June 3, 2019Time: 10:00 a.m. Central Time Location: Lower Level Conference Center 300 North LaSalle Chicago, IL 60654

Before You Vote How to Access the Proxy Materials Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) XXXX XXXX XXXX XXXX (located on the following page) in the subject line. VIEW MATERIALS & VOTE SCAN TO How To Vote Please Choose One of the Following Voting Methods box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. the arrow XXXX XXXX XXXX XXXX Vote Confirmation is available 24 hours after your vote is received beginning May 20, 2019, with E61297-P19286 Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: Go to www.proxyvote.com or from a smartphone, scan the QR Barcode above. Have the information that is printed in the Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Vote Confirmation: You may confirm that your instructions were received and included in the final tabulation to be issued at the Annual Meeting on June 3, 2019 via the ProxyVote Confirmation link at www.proxyvote.com by using the information that is printed in the box marked by the final vote tabulation remaining available through August 2, 2019. Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENTANNUAL REPORT How to View Online: and visit: www.proxyvote.com, or scan the QR Barcode below. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 20, 2019 to facilitate timely delivery.

The Board of Directors recommends you vote FOR each of the nominees for director in Proposal 1, FOR Proposal 2, FOR Proposal 3, and AGAINST Proposal 4. 2. Advisory approval of the Company’s executive compensation. 1. Election of Directors Nominees: 3. Ratification of the appointment of Deloitte & Touche LLP 1a. William C. Ballard, Jr. as the independent registered public accounting firm for the Company for the year ending December 31, 2019. 1b. Richard T. Burke The Board of Directors recommends you vote AGAINST Proposal 4. 1c. Timothy P. Flynn 4. The shareholder proposal set forth in the proxy statement requesting an amendment to the proxy access bylaw, if properly presented at the 2019 Annual Meeting of Shareholders. 1d. Stephen J. Hemsley 1e. Michele J. Hooper 1f. F. William McNabb III 1g. Valerie C. Montgomery Rice, M.D. 1h. John H. Noseworthy, M.D. 1i. Glenn M. Renwick 1j. David S. Wichmann 1k. Gail R. Wilensky, Ph.D. E61298-P19286 Voting Items

E61299-P19286